                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 2, 2002


                       Atlas Air Worldwide Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-25732                    13-4146982
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
of incorporation)                    File Number)            Identification No.)


    2000 Westchester Avenue, Purchase, New York                      10577
--------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:(914) 701-8000
                                                   --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                 Atlas Air, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-25732                    84-1207329
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


 2000 Westchester Avenue, Purchase, New York                     10577
--------------------------------------------------------------------------------
  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:(914) 701-8000
                                                   --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                  This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

ITEM 5. OTHER EVENTS.

                  (A) Atlas Air Worldwide Holdings, Inc. (the "Company") (NYSE:
CGO) held its annual investor conference in New York, NY on April 2, 2002.

At the conference, Doug Carty, the Company's chief financial officer provided the following guidance:

         o First quarter earnings expectations of a 15 cent per share loss and expectations of `modest profitability' for full-year 2002.

         o An expectation of a cash balance of approximately $260 million at the end of the fist quarter and approximately $275 million at year end 2002.

         o Anticipated Atlas Air block hour distribution for the first quarter and full-year 2002 as follows:

                                         Q1             Full-Year
                                       2002                  2002
                                       ----             ---------
                  ACMI                  59%                50%
                  Charter               21%                18%
                  Hub                   15%                20%
                  Dry Lease              5%                12%

         o Anticipated block hours for Atlas and Polar for the first quarter and full-year 2002 as follows:

                                                Q1             Full-Year
                                              2002                  2002
                                              ----             ---------
                  Atlas                     23,176              112,944
                  Polar                      9,338               33,736


A copy of the slide show presented at the conference, as well as a call-in number to hear a replay of the conference, are available on the Company's Website at www.atlasair.com/holdings.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following Exhibits are filed as part of this report:


                        EXHIBIT NO.                   DESCRIPTION

                          10.165          Form of Amendments One through Three
                                          to the Lease Agreements between Atlas
                                          Freighter Leasing III, Inc., as
                                          lessor, and Atlas Air, Inc., as
                                          lessee, relating to Boeing 747
                                          aircraft, U.S. Registration Nos.
                                          N505MC, N509MC, N517MC, N522MC,
                                          N523MC, N524MC, N526MC, N527MC, N528MC
                                          and N534MC.

                          10.166          Form of Guaranty, dated as of October
                                          30, 2001 by the Company in favor of
                                          Atlas Freighter Leasing III, Inc., as
                                          lessor, Bankers Trust Company, as
                                          administrative agent, and the Lenders
                                          who are party to a Credit Agreement
                                          dated as of April 25, 2000 for Atlas
                                          Air, Inc.'s obligations as lessee
                                          under Lease Agreements relating to
                                          Boeing 747 aircraft, U.S. Registration
                                          Nos. N505MC, N509MC, N517MC, N522MC,
                                          N523MC, N524MC, N526MC, N527MC, N528MC
                                          and N534MC.



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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
                                       (Registrant)


Dated:  April 2, 2002                  By:  /s/ Douglas A. Carty
                                            -----------------------------------
                                            Name:  Douglas A. Carty
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                       ATLAS AIR, INC.
                                       (Registrant)


Dated:  April 2, 2002                  By:  /s/ Douglas A. Carty
                                            -----------------------------------
                                            Name:  Douglas A. Carty
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


                        EXHIBIT NO.                     DESCRIPTION

                          10.165          Form of Amendments One through Three
                                          to the Lease Agreements between Atlas
                                          Freighter Leasing III, Inc., as
                                          lessor, and Atlas Air, Inc., as
                                          lessee, relating to Boeing 747
                                          aircraft, U.S. Registration Nos.
                                          N505MC, N509MC, N517MC, N522MC,
                                          N523MC, N524MC, N526MC, N527MC, N528MC
                                          and N534MC.

                          10.166          Form of Guaranty, dated as of October
                                          30, 2001 by the Company in favor of
                                          Atlas Freighter Leasing III, Inc., as
                                          lessor, Bankers Trust Company, as
                                          administrative agent, and the Lenders
                                          who are party to a Credit Agreement
                                          dated as of April 25, 2000 for Atlas
                                          Air, Inc.'s obligations as lessee
                                          under Lease Agreements relating to
                                          Boeing 747 aircraft, U.S. Registration
                                          Nos. N505MC, N509MC, N517MC, N522MC,
                                          N523MC, N524MC, N526MC, N527MC, N528MC
                                          and N534MC.



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